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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 5, 2005
                        (Date of earliest event reported)


                             LIBERTY SELF-STOR, INC.
        (Exact name of Small Business Issuer as specified in its charter)

        MARYLAND                    000-30502                   94-6542723
        --------                    ---------                   ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
     Of incorporation)             File Number)              Identification No.)


               8500 STATION STREET, SUITE 100, MENTOR, OHIO 44060
               --------------------------------------------------
                     (Address of principal executive office)

         Issuer's telephone number, including area code: (440) 974-3770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Item 9.01 of the Current Report on Form 8-K filed with the Securities and
Exchange Commission on April 8, 2005 of the Registrant is hereby amended to read in its entirety as follows:

Item 9.01.  Financial Statements and Exhibits

(b)      Pro Forma Financial Information

         The following unaudited pro forma consolidated financial statements are filed with this report as Exhibit 99.1.

         Pro Forma Consolidated Balance Sheet as of March 31, 2005
         Pro Forma Consolidated Statements of Operation and Comprehensive Income
             (Loss) for the Three Months Ended March 31, 2005
         Pro Forma Consolidated Statements of Operation and Comprehensive Income
             (Loss) for the Twelve Months Ended December 31, 2004

(c)      Exhibits
         10.1 Contract, dated as of September 7, 2004, among Acquiport/Amsdell I Limited Partnership and/or its nominee, Liberty Self-Stor, Ltd. And Liberty Self-Stor II, Ltd. (incorporated herein by reference to Exhibit
         10.1 of the Form 8-K of the Registrant filed with the Securities and Exchange Commission on September 10, 2004).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LIBERTY SELF-STOR, INC.


                                           By:  /s/ C. Jean Mihitsch
                                               ----------------------------
                                           Name: C. Jean Mihitsch
                                           Title:   Chief Financial Officer

Dated: June 15, 2005



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                                  EXHIBIT INDEX

Exhibit No.      Description

10.1 Contract, dated as of September 7, 2004, among Acquiport/Amsdell I Limited Partnership and/or its nominee, Liberty Self-Stor, Ltd. And Liberty Self-Stor II, Ltd. (incorporated herein by reference to Exhibit 10.1 of the Form 8-K of the Registrant filed with the Securities and Exchange Commission on September 10, 2004).

99.1             Unaudited Pro Forma Consolidated Financial Statements